LEASE


Tenant:  Quad City Bank & Trust Company

Landlord:    Kaizen Company of America,  L.C., an Iowa limited liability company

Building:         Velie Plantation

Suite No.:        First Floor

TABLE OF CONTENTS

 1.  PARTIES............................................................
 2.  PREMISES...........................................................
 3.  TERM...............................................................
 4.  BASE RENT..........................................................
 5.  OPERATING EXPENSES--ADDITIONAL RENT................................
 6.  USE OF PREMISES....................................................
 7.  CONSTRUCTION OF TENANT IMPROVEMENTS................................
 8.  COMPLIANCE WITH LAWS...............................................
 9.  RIGHT TO ASSIGN OR SUBLET..........................................
10.  LANDLORD'S REPAIR AND MAINTENANCE RESPONSIBILITIES.................
11.  INSURANCE..........................................................
12.  WAIVER OF SUBROGATION..............................................
13.  INDEMNIFICATION....................................................
14.  DEFAULTS/REMEDIES..................................................
15.  UTILITIES, SERVICES AND TAXES (OPERATING EXPENSES).................
16.  CASUALTY...........................................................
17.  CONDEMNATION.......................................................
18.  HOLDOVER...........................................................
19.  NOTICES............................................................
20.  QUIET ENJOYMENT....................................................
21.  SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT......................
22.  ESTOPPEL CERTIFICATE...............................................
23.  ALTERATIONS AND TRADE FIXTURES.....................................
24.  CONDITION OF PREMISES UPON TERMINATION.............................
25.  INSPECTION BY LANDLORD.............................................
26.  HAZARDOUS SUBSTANCES...............................................
27.  EMF................................................................
28.  INSTALLATION OF SATELLITE BUSINESS TERMINAL SYSTEM.................
29.  RENEWAL OPTION.....................................................
30.  SIGNAGE............................................................
31.  PARKING............................................................
32.  SECURITY/AFTER-HOURS BUILDING ACCESS...............................
33.  BROKERAGE..........................................................
34.  AMERICANS WITH DISABILITIES ACT....................................
35.  MISCELLANEOUS......................................................
36.  RIDERS AND EXHIBITS................................................
37.  OPTION TO PURCHASE.................................................
38.  FURTHER OBLIGATIONS OF LANDLORD....................................

                                      LEASE
                                     PARTIES

THIS LEASE is made and entered into this ____ day of ____________, 1998, by and between Kaizen Company of America, L.C., having an address at c/o Ruhl & Ruhl Commercial Company, 5111 Utica Ridge Road, Davenport, Iowa, 52807 (hereinafter the "Landlord") and Quad City Bank & Trust Company, having its principal place of business at 3551 7th Street, Moline, Illinois 61265, Attn: Doug Hultquist (hereinafter the "Tenant").


                                    PREMISES

Landlord hereby leases to Tenant and Tenant leases from Landlord, approximately 15,300 rentable square feet as described and set forth in Exhibit "A" attached hereto and incorporated herein by reference (hereinafter the "Premises"), in that certain building consisting of approximately 35,349 rentable square feet of space located at 3551 - 7th Street, Moline, Illinois, which will be commonly known as First Floor of the Velie Plantation (hereinafter the "Building"), the land under and around the Building being legally described in Exhibit "B" ("Legal Description") attached hereto and incorporated herein by reference (hereinafter the "Property"). Tenant's "Proportionate Share" is estimated to be forty three and 28/100 percent (43.28%), which calculation is set forth in
Article 15 of this Lease.


                                      TERM

Tenant shall have and hold said Premises for a term of one hundred eight (108) months, (hereinafter the "Term") upon the terms and conditions set forth in this Lease. The Commencement Date of the Term of this Lease shall be on March 1, 1998, or upon receipt of a Certificate of Occupancy from the City of Moline, Illinois, whichever shall later occur (the "Commencement Date").

Unless sooner terminated as herein provided, the Expiration Date of this Lease shall be the last day of the calendar month which is one hundred eight (108) full calendar months following the Commencement Date.


                                    BASE RENT

During the Term of this Lease, Tenant shall pay to Landlord in advance, on or before the first day of each and every month as Base Rent the amount stated below. Rental payments shall commence April 1, 1998, and be paid at the address of the Landlord set forth above, or at such other address as the Landlord may specify in writing from time to time during the Term of this Lease.

The payments of Base Rent are as follows:

                  Months                    Monthly Base Rent
                  1-54                               $17,085
                  55-108                             $18,488


                       OPERATING EXPENSES--ADDITIONAL RENT

Beginning on the Commencement Date, in addition to the monthly Base Rent set forth above, Tenant shall be responsible for its proportionate share of the Operating Expenses, as hereinafter defined and as sometimes defined as Common Area Maintenance expenses, on an annualized basis. In the event that the Building is in operation for only a portion of 1998, the actual 1998 Operating Expenses for such partial year shall be annualized. The calculation of the Tenant's Operating Expenses, including all taxes, shall assume a Building occupancy rate of 100% and full tax assessment and such amount shall be annualized. The Tenant shall pay as additional rent ("Additional Rent") its Proportionate Share of the Operating Expenses in accordance with Article 15. Base Rent and Additional Rent are collectively referred to herein as Rent.

In the event that any recurring, monthly charge under this Lease is not paid within ten (10) days of the date due or in the event that any non-recurring charge is not paid within thirty (30) days of receipt of an invoice by Tenant with appropriate supporting documentation attached, the amount due shall bear interest from the date due until the date paid at a rate of five percent (5%) above the current "prime rate" of the Chase Manhattan Bank, N.A. (the "Default Rate").

                                 USE OF PREMISES

The Premises may be used for general office purposes, and for all other things necessary or incidental to Tenant's business, or the business of an affiliate, subsidiary, parent organization or representative of Tenant, it being understood that Tenant's business is banking and the offering of related financial services. Landlord agrees that it will seek professional office and mutually agreed upon commercial retail tenants for the remaining rental space of the Building and Property on substantially similar terms and conditions as those imposed upon Tenant, excepting that Landlord shall have sole discretion in establishing lease rates for such remaining rental space. No bank, credit union, savings and loan association, savings institution, mortgage broker, securities firm or finance company will be permitted without prior approval of Tenant. No tenant shall be allowed to sell or distribute adult books, magazines or video tapes, or operate a pet store or educational institution. No other tenant may be allowed to sell or distribute alcoholic beverages or food without prior consent of Tenant, with the exception of Velie's Plantation Club.


                       CONSTRUCTION OF TENANT IMPROVEMENTS

Tenant shall have the responsibility for the construction of all Tenant improvements and must obtain Landlord's prior written consent for the plans of specifications of such improvements, which consent shall not be unreasonably withheld. All improvements shall be installed using industry standard materials and installed in a good and workmanlike manner by qualified craftsmen.


                              COMPLIANCE WITH LAWS

Tenant, at its expense, shall comply with any valid and applicable laws, rules, orders, ordinances, regulations and other requirements, present or future (collectively, "Applicable Law"), affecting the Premises and with any reasonable requirements of the insurance companies insuring Landlord against damage, loss or liability for accidents in or connected with the Building to the extent that the same shall affect or be applicable to (i) Tenant's particular manner of use of the Premises (as opposed to its mere use thereof), (ii) alterations and improvements made by Tenant, or (iii) a breach by Tenant of its obligations under this Lease. Nothing herein contained, however, shall be deemed to impose any obligation upon Tenant to make any structural changes or repairs unless necessitated by reason of a particular use by Tenant of the Premises. Landlord shall be responsible for complying with all Applicable Law affecting the design, construction and operation of the Building (including the Premises to the extent Tenant is not required to comply therewith as provided for above) or relating to the performance by Landlord of any duties or obligations to be performed by it hereunder.


                            RIGHT TO ASSIGN OR SUBLET

Tenant shall neither assign this Lease nor sublet all or any part of the Premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed. Landlord agrees to respond in writing to any request for assignment or subletting within ten (10) days following receipt of such a request. Notwithstanding the foregoing, Tenant without release of liability may assign this Lease and/or sublet any part or all of the Premises, without Landlord's prior consent, to any affiliates, subsidiaries, parent organizations, or representatives of Tenant. Furthermore, Landlord herein consents to the sublease between Tenant and Advanced Radiology, S.C. for a portion of the Premises.

               LANDLORD'S REPAIR AND MAINTENANCE RESPONSIBILITIES

Except as hereinafter provided, Landlord hereby agrees to keep the entire exterior portion of the Building in good repair and maintenance, including all grounds, parking lots, windows, the roof, structure, exterior walls, and all common areas, including the provision of Class A office building janitorial service to all common areas. Repairs and maintenance shall be made in a prompt and reasonable fashion, including replacement of capital items where necessary. Landlord also agrees to keep all mechanical and electrical portions of the Building in good working order and condition, including, but not limited to, the heating, electrical, air conditioning, elevators, ventilation, and standard plumbing systems. Tenant shall give written notice to the Landlord of any necessary repairs or maintenance, and if the Landlord does not complete the same within ten (10) days after said notice (or such longer period as is required to make repair or maintenance which by its nature cannot be completed in such ten
(10) day period so long as Landlord commence the repair within ten (10) days and diligently prosecutes the same to completion), Tenant shall have the right, but not the obligation, to complete such repairs or maintenance and recover its cost by offsetting such cost against the Rent payable to Landlord.

Landlord shall, at its sole expense, provide and maintain in good order and repair all structural and utility systems including but not limited to roof, ceiling, walls, floors, elevators, stairs, escalators, windows, plumbing and hot and cold water. Tenant shall maintain its own personal property in good and orderly fashion.

Landlord agrees that such work shall not (i) damage the appearance or reduce the floor area of the Premises, (ii) affect Tenant's layout (including access to the Premises), or (iii) materially interfere with Tenant's use and enjoyment of the Premises. All such work shall be performed by Landlord in such a way as to minimize disruption to Tenant's business.

In the event of any interruption in the services required to be provided by Landlord hereunder that interferes with Tenant's use and enjoyment of the Premises, Tenant shall have the right to abate Base Rent and Additional Rent if said interruption continues for at least five (5) days, and Tenant shall have the right to terminate this Lease by giving notice thereof to Landlord if said interruption continues for at least thirty (30) days.

Landlord shall have no obligation to maintain the drive through facility operated by Tenant nor shall it have any obligation to maintain that portion of the driveway which specifically services the drive through facility. All such maintenance shall be the obligation of Tenant.

Landlord acknowledges that Tenant is a banking organization subject to federal and state regulations. As such, Landlord further acknowledges that it is responsible for maintaining and/or repairing the Premises and Building to assure that the Premises and the Building are compliant with the ability of all computerized systems installed and/or required to be maintained by Landlord to fully and properly function in the years 2000 and following.


                                    INSURANCE

(a) Landlord shall maintain the following insurance coverage with carriers licensed to do business in the State of Illinois during the Term of this
     Lease:

     (i) All-Risk Broad Basis Fire Insurance with Extended Coverage for the full replacement value of the Building and all improvements and fixtures therein, including, but not limited to, the Premises;

     (ii) All-Risk Boiler and Machinery Insurance for the full replacement value of all eligible machinery;

     (iii) Commercial General Liability Insurance (including property damage and fire legal liability) with limits of not less than $1,000,000.00 per occurrence and $2,000,000.00 in the aggregate; and,

     (iv)  Any other insurance required by law.

(b) Tenant agrees at its own cost and expense to carry adequate public liability insurance which provides sufficient protection against any injuries or damages sustained by individuals while within the Premises. Tenant shall have the right to include the Premises within a blanket policy of insurance including the Premises and other locations. Any insurance maintained by Tenant may have deductibles or self-insurance retention in the amounts generally utilized by Tenant for its insurance with respect to a majority of its locations and Tenant may self-insure for plate glass and Tenant's personal property.

(c) As evidence of the existence of any insurance required under the Lease, each party shall provide the other with a certificate of insurance or other reasonably satisfactory evidence of such insurance coverage.


                              WAIVER OF SUBROGATION

Landlord and Tenant each hereby release the other from liability for damage or destruction to the building containing the Premises and the improvements located on the Property, whether or not caused by acts or omissions of the other party; provided, however, such release shall only be in force and effect in respect of damage or destruction normally covered by standard policies of fire insurance with extended coverage (whether or not such coverage is in effect). Each party shall cause its fire insurance policies to contain a provision whereby the insurer either waives any right of subrogation against the other party or agrees that such a release shall not invalidate the insurance, whichever is obtainable.


                                 INDEMNIFICATION

(a) Tenant shall indemnify, hold harmless and defend Landlord, its agents, servants and employees from and against all claims, actions, losses, costs and expenses (including reasonable attorney's fees and litigation costs actually incurred), judgments, settlement payments, and, whether or not reduced to final judgment, all liabilities, damages or fines paid, incurred or suffered by any third parties in connection with loss of life, personal injury and/or damage to property arising from, directly or indirectly, wholly or in part (a) any default by Tenant under the terms and conditions of this Lease, (b) the use or occupancy of the Premises by Tenant or any person claiming through or under Tenant and/or (c) any acts or omissions of Tenant or any contractor, agent, employee, invitee or licensee of Tenant in or about the Premises, Building or Common Areas.

(b) Landlord shall indemnify, hold harmless and defend Tenant, its agents, servants and employees from and against all claims, actions, losses, costs and expenses (including reasonable attorney's fees and litigation costs actually incurred), judgments, settlement payments, and, whether or not reduced to final judgment, all liabilities, damages or fines paid, incurred or suffered by any third parties in connection with loss of life, personal injury and/or damage to property arising from, directly or indirectly, wholly or in part (a) any default by Landlord under the terms and conditions of this Lease, (b) the ownership, use or occupancy of the Building (other than the Premises) or Common Areas by Landlord or any person claiming through or under Landlord and/or (c) any acts or omissions of Landlord or any contractor, agent, employee, invitee or licensee of Landlord in or about the Premises, Building or Common Areas.


                                DEFAULTS/REMEDIES

Tenant Defaults/Landlord Remedies:

(a)  The following shall constitute a default by Tenant:

     (i) the failure to pay the Base Rent or any Additional Rents within fifteen (15) days after receipt of written notice from Landlord that the same is past due;

     (ii) the failure to perform any covenant, term, obligation, or condition otherwise required pursuant to this Lease within thirty (30) days after receipt of written notice from Landlord that the same has not been performed, provided, however, that in the event such failure to perform cannot reasonably be cured within such thirty (30) day period, then Tenant shall be allowed such additional time as is reasonable under the circumstances to perform such covenant, term, obligation, or condition before such failure shall constitute a default;

     (iii) the filing of a petition or proceeding under the Federal Bankruptcy Act or any insolvency act by or against Tenant which is not dismissed within sixty (60) days after the date of filing thereof; or

     (iv) the appointment of a receiver for Tenant, which receiver is not discharged within sixty (60) days after the appointment thereof.

(b) In the event of a default by Tenant, Landlord shall have the following rights:

     (i)   all rights available at law, except as otherwise modified herein;

     (ii) the right to terminate Tenant's possession of the Premises alone without terminating the Lease; and

     (iii) the right to terminate this Lease.

(c) In the event Landlord terminates Tenant's possession of the Premises alone without terminating the Lease, all obligations of Tenant shall continue, including Tenant's obligation to pay Base Rent and Additional Rent as it accrues on a monthly basis, until the earlier to occur of the date a replacement tenant takes possession of the Premises, or the expiration date of the Lease.

(d) Notwithstanding any termination of this Lease or Tenant's possession of the Premises by Landlord pursuant to a default by Tenant, Landlord shall not have the right to accelerate the Base Rent or Additional Rent thereafter to become due under the Lease, but instead Tenant shall continue to be obligated to pay the Base Rent and Additional Rent as it would have accrued monthly under the Lease but for such termination by Landlord. It is expressly understood and agreed that this provision shall survive the termination of this Lease.

(e) Landlord covenants to use reasonable efforts to relet the Premises and otherwise mitigate its damages.

Landlord Defaults/Tenant Remedies:

(a)  The following shall constitute a default by Landlord under this Lease:

     (i) Landlord's failure to pay any amounts due Tenant pursuant to the Lease within thirty (30) days after receipt of written notice from Tenant that the same is past due; or

     (ii) Landlord's failure to perform any terms, covenants, obligations, or conditions otherwise required pursuant to this Lease within thirty
           (30) days after receipt of written notice from Tenant that the same has not been performed, provided, however, that in the event such failure to perform cannot reasonably be cured within such thirty day period, then Landlord shall be allowed such additional time as is reasonable under the circumstances to perform such terms, covenants, obligations, or conditions before such failure shall constitute a default.

(b) In the event of a default by Landlord, Tenant shall have the following rights:

     (i)   all rights available at law or equity;

     (ii) in the event of a judgment entered against Landlord and in favor of Tenant, the right to offset money damages against payments of Base Rent and Additional Rent as such rent accrues;

     (iii) in the event of Landlord's default in the payment of any amounts due Tenant pursuant to the Lease, the right to offset its Base Rent and Additional Rent as such rent accrues by the amounts due Tenant; and

     (iv)  the right to terminate this Lease.

In addition to Tenant's Cancellation Option, Tenant shall also have the right to abandon or vacate the Premises without creating a default under this Lease, provided Tenant continues to pay the Base Rent and Additional Rent due hereunder and otherwise complies with the terms and conditions of this Lease.

               UTILITIES, SERVICES AND TAXES (OPERATING EXPENSES)

(a) Landlord hereby agrees to pay any and all charges made by any public or private utility company for services furnished to Tenant on the Premises during the Term of this Lease, including all costs for electricity, sewers, gas, water, air conditioning, and heat. Landlord also agrees to pay all real estate taxes, special assessments, and occupancy taxes associated with the Premises and/or the Building. Notwithstanding the foregoing, Landlord and Tenant agree that Landlord may install a separate meter, at its sole expense, to measure the consumption of electricity and that in that event, Tenant shall pay the charges for such electrical consumption directly to the provider of this utility.

     Landlord specifically agrees to furnish sufficient heat and air conditioning to provide temperature conditions required for comfortable occupancy of the Tenant's Premises during Tenant's normal and usual business hours, to provide quantities of electricity and water for Tenant's reasonable needs, and, if applicable, Landlord shall provide Tenant passenger elevator service at all times during all normal and usual working days and by special arrangement. For the purposes of this Lease, Tenant's normal and usual business hours shall be deemed to be from 7:00 a.m. to 9:00 p.m. Monday through Friday, except holidays, and from 8:00 a.m. to 5:00 p.m. on Saturday, except holidays. Landlord shall operate the building in a first-class manner.

     The janitorial service to the Premises shall be provided by Tenant not less than five (5) days per week and shall include, but not be limited to, carpet vacuuming, dusting, and waste disposal. Janitorial service shall also include window washing of no less than two (2) times per year of exterior windows (more often as needed if Tenant is on the first floor) and once per month, and daily if needed, of interior glass within the Premises.

     In  addition  to  Base  Rent,   Tenant  shall  pay  as   Additional   Rent,
     Proportionate Share of the Operating Expenses as follows:

     The term "Operating Expenses" includes all expenses incurred by Landlord with respect to the maintenance and operation of the Building of which the Leased Premises are a part, including but not limited to the following: maintenance, repair and replacement costs; electricity, fuel, water, sewer, gas and other utility charges; security, window washing, janitorial services except as provided above, and trash and snow removal; landscaping and pest control; management fees, wages and benefits payable to employees of Landlord whose duties are directly connected with the operation and maintenance of the Building; all services, supplies, repairs, replacements or other expenses for maintaining and operating the Building or project, including parking and common areas; the cost, including interest, amortized over its useful life of any capital improvement made to the Building by Landlord after the date of this Lease which is required under any governmental law or regulation that was not applicable to the Building as of the date of this Lease; the cost, including interest, amortized over its useful life of installation of any device or other equipment which improves the operating efficiency of any system within the Building and thereby reduces Operating Expenses (but not in excess of the actual savings); all other expenses which would generally be regarded as operating and maintenance expenses (which would reasonably be amortized over a period not to exceed five (5) years); all real property taxes and installments of special assessments, including dues and assessments by means of deed restrictions and/or owner associations, including transportation management associations which Landlord is required to join which accrue against the Building of which the Leased Premises are a part during the Term of this Lease; all insurance premiums Landlord is required to pay or deems reasonably necessary to pay, including public liability insurance with respect to the Building; and all holiday decorations for the exterior of the Building and the Property as are agreed upon by Landlord and Tenant. Notwithstanding anything to the contrary contained herein, the term "Operating Expenses" shall not include the following: (a) the cost of off-site personnel; (b) the cost of any "tenant allowances" or other costs incurred in preparing space for occupancy and any alterations, decorations or improvements made to leasable space in the Building; (c) amounts paid for professional services in connection with the leasing of space or in connection with relationships or disputes with tenants, former tenants, prospective tenants or other occupants of the Building; (d) financing or refinancing costs; (e) expenses for which Landlord is or will be reimbursed; (f) expenses in the nature of interest, fines and penalties;

     (g) rent, additional rent and other charges payable under any ground lease or any lease superior to this Lease; (h) any management or similar fee in excess of 4% of the total gross revenues of the Property; (i) any costs or other sums paid to any person or entity related to or affiliated with Landlord to the extent that same exceeds the reasonable and customary cost thereof; (j) professional fees incurred in connection with the preparation of financial statements, tax returns and other documents and information for Landlord or its mortgagees, other than professional fees for a yearly reconciliation of Operating Expenses; (k) any repairs or alterations made by Landlord to comply with laws, regulations, codes or ordinances existing as of the execution hereof; and (l) any items or amounts which are not reasonable in amount and customarily included in operating expenses for similar properties located in the vicinity of the Building. Moreover, any Operating Expenses which are not customary for a Class A Office Building in the Quad Cities shall not be included within the meaning of Operating Expenses as set forth herein unless the same have first been approved by Tenant in writing.

(b) If any real estate taxes or special assessments may be paid in installments, Landlord shall be deemed to pay the same in the longest period allowed without incurring penalty (whether or not paid in that manner) and only the installments coming due during the term of this Lease shall be included within the meaning of Operating Expenses.

(c) At any time following the first year reconciliation of Operating Expenses, Tenant shall have the right, during normal business hours and upon reasonable advance notice to Landlord, to review or audit Landlord's books and records pertaining to Operating Expenses. In the event that Tenant's review or audit discloses that Landlord has overcharged Tenant, Landlord shall reimburse Tenant for the excess amounts paid by Tenant plus interest at the Default Rate. In addition, in the event that any such overcharge exceeds the amount actually owed by Tenant by more than three percent (3%), Landlord shall reimburse Tenant for the cost of its audit.

(d) Tenant shall pay its Proportionate Share of the Operating Expenses, pro rated with respect to years in which this Lease is in effect for less than the entire calendar year. Operating expenses have been initially budgeted at $4.50 per square foot which shall be payable monthly, in advance, beginning on the Commencement Date (prorated for the remaining days of the month) and on the first of each month thereafter. Each year, Landlord shall estimate in a reasonable manner, the amount by which Operating Expenses are anticipated to increase for that year as set forth below. Landlord shall compute Tenant's Proportionate Share of such estimated increases, and 1/12 of Tenant's Proportionate Share of the Operating Expenses shall be paid by Tenant as Additional Rent in connection with each monthly rent payment. At the conclusion of each calendar year, Landlord shall compute the actual Operating Expenses. If the estimated payments collected from Tenant are insufficient to cover Tenant's Proportionate Share of the actual Operating Expenses, Tenant shall within thirty (30) days after receipt of a billing, accompanied by appropriate supporting documentation, pay the difference. If Landlord's estimate exceeded the amount of the actual Operating Expenses, Landlord shall refund the excess to Tenant along with its statement of the actual Operating Expenses. This provision shall survive the termination of this Lease. Landlord shall provide its statement of the estimated Operating Expenses no later than December 1 of each year and updated on January 31st. Landlord shall provide its statement of the actual Operating Expenses no later than March 31 of each year. Anything to the contrary notwithstanding and except for any increase for real estate taxes, Landlord shall not increase the Operating Expenses chargeable to Tenant by more than three percent (3%) per annum without first offering Tenant the opportunity to review all Operation Expenses and to obtain third party services at a lesser cost.

(e) Tenant's "Proportionate Share" shall mean a fraction, the numerator of which is the number of rentable square feet of office space comprising the Premises and the denominator of which is the total number of rentable square feet of office space in the Building, whether or not such space is actually rented.

                                    CASUALTY

In the event of any fire or other casualty affecting all or any part of the Premises, or any of the public areas of the Building adjacent to or leading to the Premises, then within sixty (60) days after such fire or other casualty Landlord shall notify Tenant of the length of time required to complete the restoration thereof and (i) if restoration of the Premises or of the public areas of the Building adjacent to or leading to the Premises shall be reasonably estimated to require more than 120 days to complete from the date of such casualty; or (ii) the Premises or the public areas of the Building adjacent to or leading to the Premises are not restored within 150 days after the date of such casualty, then, in either such instance Tenant shall have the right, exercisable by notice to Landlord given on or before the thirtieth (30th) day after the date of receipt by Tenant of the notice required under (i) above or after the expiration of the time period set forth in (ii) above, as the case may be, to terminate this Lease effective not less than thirty (30) days after the date of such Tenant's notice (except that if the circumstances set forth in (ii) above are applicable, and Landlord completes such restoration before the effective date of such termination, such termination shall be deemed a nullity).

In the event the Premises or the Building are completely destroyed or so damaged by fire or other hazard that they cannot reasonably be used by Tenant for the purposes herein provided, and this Lease is not terminated as above provided, then there shall be a total abatement of Rent until said Premises are made usable for Tenant's business purpose. In the event the Premises are partially destroyed or damaged by fire or other hazard so that they can only be partially used by Tenant for the purposes herein provided, then there shall be a partial Rent abatement corresponding to the time and extent to which said Premises cannot be used by Tenant.


                                  CONDEMNATION

If all or any part of the Premises shall be taken or appropriated by right of eminent domain, either party hereto shall have the right at its option exercisable within thirty (30) days after receipt of notice of such taking to terminate this Lease as of the date possession is taken by the condemning authority. Tenant shall be allowed to prosecute its own claim or action for the taking of personal property and fixtures belonging to Tenant and/or the interruption of or damage to Tenant's business and/or for Tenant's unamortized cost of leasehold improvements and/or for Tenant's relocation expenses.


                                    HOLDOVER

If Tenant fails to vacate the Premises upon the expiration or termination of this Lease, Landlord's sole and exclusive remedies (which remedies may be exercised simultaneously) shall be to: (i) collect from Tenant until Tenant vacates the Premises use and occupancy for the Premises at a monthly rate of:
(A) 125% of the Base Rent payable during the last month of the term of this Lease for each of the next six (6) succeeding months; and (B) thereafter 150% of the Base Rent payable during the last month of the term of this Lease; or (ii) evict Tenant from the Premises by appropriate legal proceedings.


                                     NOTICES

Whenever in this Lease it shall be required or permitted that notice or demand be given or served by either party to this Lease, such notice or demand shall be given or served in writing and sent to Landlord at the address set forth and to Tenant as follows:

If to Landlord:            Kaizen Company of America, L.C.
                           Attn:  Charles A. Ruhl, Jr.
                           Ruhl & Ruhl Commercial Company
                           5111 Utica Ridge Road
                           Davenport, IA  52807

If to Tenant:              Quad City Bank & Trust Company
                           Attn:  Douglas M. Hultquist
                           3551 7th Street
                           Moline, IL  61265

All such notices shall be sent by certified or registered mail and in such case shall be effective three (3) days after the date of mailing or by reputable overnight courier, and in such case shall be effective one (1) day after the date of mailing. Any such address may be changed from time to time by either party serving notices as above provided.


                                 QUIET ENJOYMENT

Landlord warrants that it has the full right and authority to execute and to perform pursuant to this Lease, to grant the estate demised herein, and that Tenant, upon payment of Rent and performance of the covenants herein contained, shall peaceably and quietly have, hold, and enjoy the Premises during the full Term of this Lease and any extensions or renewals hereof. Tenant, its permitted subtenants and their employees, licensees and guests, shall have access to the Premises at all times, 24 hours per day, every day of the year. In order to confirm the above, Landlord agrees, upon the written request of Tenant, to obtain from any mortgagee or ground lessor an agreement, in recordable form, that upon any assumption of or succession to Landlord's interest affecting the Premises by such mortgagee or ground lessor, that such mortgagee or ground lessor will recognize this Lease and permit the continued quiet enjoyment of the Premises by Tenant hereunder subject to Tenant's performance of its obligations hereunder.


                  SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT

Upon written request of Landlord, or any first mortgagee or first deed of trust beneficiary of Landlord, or ground lessor of Landlord, Tenant shall, in writing, subordinate its rights under this Lease to the lien of any first mortgage or first deed of trust, or to the interest of any lease in which Landlord is lessee, and to all advances made or hereinafter to be made thereunder. However, as a condition precedent to signing any subordination agreement, Tenant shall have the right to obtain from any lender or lessor of Landlord requesting such subordination, an agreement in writing providing that, as long as Tenant is not in default hereunder, this Lease shall remain in effect and Tenant's right to possession and quiet enjoyment be undisturbed for the full Term. The holder of any security interest may, upon written notice to Tenant, elect to have this Lease prior to its security interest regardless of the time of the granting or recording of such security interest.

In the event of any foreclosure sale, transfer in lieu of foreclosure or termination of a lease in which Landlord is lessee, Tenant shall attorn to the purchaser, transferee or lessor as the case may be, so long as said purchaser, transferee or lessor agrees not to disturb Tenant in its quiet enjoyment of the Premises while Tenant is not in default under the Lease, and Tenant shall recognize that party as Landlord under this Lease, and such party shall accept the Premises subject to this Lease.


                              ESTOPPEL CERTIFICATE

Each party shall from time to time, within twenty (20) days after being requested to do so by the other, execute, acknowledge and deliver to the requesting party an instrument certifying:

(a) that this Lease is unmodified and in full force and effect (or, if there has been any modification thereof, that it is in full force and effect so modified, stating therein the nature of such modification);

(b) the date which the Base Rent and any Additional Rent and other charges arising hereunder have been paid in advance, if any;

(c)  the amount of any credit due hereunder;

(d) that Tenant has accepted possession of the Premises, and the Commencement Date; and

(e) as to whether the signer of such certificate has knowledge that either party is then in default in the performance of any of its obligations hereunder (and, if so, specifying the nature of each such default).

                         ALTERATIONS AND TRADE FIXTURES

Following acceptance and occupancy of the Premises, Tenant shall not make any alterations, improvements, or additions to the Premises without Landlord's prior written approval of the plans and specifications, which approval shall not be unreasonably withheld or delayed, except that Tenant shall have the right, without Landlord's consent, to make non-structural alterations to the Premises costing less than $10 per square foot. Tenant shall give Landlord not less than fifteen (15) days prior written notice of any such alterations and shall otherwise comply with the terms and provisions of this Lease.


                     CONDITION OF PREMISES UPON TERMINATION

Upon the expiration or termination of this Lease, Tenant shall leave the Premises peaceably and quietly and in as good order and condition as the same were on the date the Term of this Lease commenced, or were thereafter placed in, reasonable wear and tear excepted. Tenant shall not be required to remove any improvements made to the Premises unless Landlord's consent thereto was conditioned in writing upon removal thereof or, if consent was not required, unless Landlord notified Tenant prior to the making of the improvement that removal would be required. Tenant shall, however, have the right to remove such improvements and any trade fixtures or equipment provided it shall repair any material damage to the Premises resulting therefrom. Any property left on the Premises after the expiration or termination of this Lease shall be deemed to have been abandoned and shall become the property of Landlord to dispose of as Landlord deems expedient.


                             INSPECTION BY LANDLORD

Landlord may, upon giving one (1) day prior written notice to Tenant (except for an emergency, in which event such prior notice to Tenant shall not be required), by its duly authorized agents, go upon and inspect the Premises and perform any work therein that may be necessary to comply with any laws, ordinance, rules, regulations, or requirements of any public authority, or as required by Tenant or the insurance company insuring the Building. Tenant shall have the right to designate certain areas as secured areas to which Landlord shall have no access (except in the case of emergency). Landlord shall use its best efforts to minimize interference with Tenant's business in the exercise of its rights pursuant to this Article 25.

                              HAZARDOUS SUBSTANCES

Landlord hereby represents to the best of its knowledge and agrees as follows:

(a) (i) No dangerous, toxic or hazardous pollutants, contaminants, chemicals, wastes, materials or substances, as defined in or governed by the provisions of any federal, state or local law, statute, code, ordinance, regulation, requirement or rule relating thereto (hereinafter collectively call "Environmental Regulations"), and also including urea-formaldehyde, polychlorinated biphenyls, asbestos, asbestos-containing materials, nuclear fuel or waste, and petroleum products, or any other waste, material, substance, pollutant or contaminant which would subject the owner or Tenant of all or any part of the Project, Building, Premises or the land upon which the Building is located (for purposes of this paragraph, the Project, Building, Premises and land hereinafter collectively referred to as the "Property") to any damages, penalties or liabilities under any applicable Environmental Regulation (hereinafter collectively called "Hazardous Substances") are now or have ever been located, produced, treated, transported, incorporated, discharged, emitted, released, deposited or disposed of in, upon, under, or from the Property; (ii) no threat exists of a discharge, release or emission of a Hazardous Substance upon or from the Property into the environment; (iii) the Property has not ever been used as or for a mine, a landfill, a dump or other disposal facility, industrial or manufacturing purposes, or a gasoline service station; (iv) no underground storage tank is now located on the Property or has previously been located therein but has been removed therefrom; (v) no violation of any Environmental Regulation now exists or has ever existed in, upon, under, or from the Property, and no notice of any such violation or any alleged violation thereof has been issued or given by any governmental investigation or report involving the Property by any governmental entity or agency which is in any way related to Hazardous Substances; (vi) no person, party, or private or governmental agency or entity has given any notice of or asserted any claim, cause of action, penalty, cost or demand for payment or compensation, whether or not involving any injury or threatened injury to human health, the environmental or natural resources, resulting or allegedly resulting from any activity or event described in
     (i) above; (vii) there are not now, nor have there ever been, any actions, suits, proceedings or damage settlements relating in any way to Hazardous Substances, in, upon, or from the Property; (viii) the Property is not listed in the United States Environmental Protection Agency's National Priorities List of Hazardous Waste Sites or any other list of Hazardous Substance sites maintained by any federal, state or local governmental agency; and (ix) the Property is subject to no lien or claim for lien in favor of any governmental entity or agency as a result of any release or threatened release of any Hazardous Substance.

(b) Landlord shall indemnify Tenant against, shall hold Tenant harmless from, and shall reimburse Tenant for, any and all claims, demands, judgments, penalties, liabilities, costs, damages and expenses, including court costs and attorneys' fees incurred by Tenant (prior to trial, at trial and on appeal) in any action against or involving Tenant, resulting from the incorrectness or untruthfulness of any warranty or representation set forth in subparagraph (a) hereof, or from the discovery of any Hazardous Substance hereafter deposited in, upon, under or over the Property by Landlord or its agents, employees or contractors or persons claiming by, through or under Landlord, it being the intent of Landlord and Tenant that Tenant shall have no liability or responsibility for damage or injury to human health, the environment or natural resources caused by, for abatement and/or clean-up of, or otherwise with respect to, Hazardous Substances by virtue of the interests of Tenant in any part of the Property created hereby, or as the result of Tenant exercising any of its rights or remedies with respect thereto hereunder, unless such Hazardous Substances are hereafter deposited in, upon, under or over the Property by Tenant or its agents, employees or contractors or persons claiming by, through or under Tenant. The foregoing representations, warranties and covenants of subparagraph (a) and of this subparagraph (b) shall be deemed continuing covenants, representations and warranties for the benefit of Tenant, and any successors and assigns of Tenant, and shall survive the expiration or termination of this Lease.

                                       EMF

The Premises must be fully functional in regard to the use of modern office equipment including computer equipment. In the event any portion of the Premises is affect by electromagnetic field (exclusive of fields caused by Tenant) of an intensity that it can materially and adversely affect the use of electronic equipment and such field is not removed or shielded within 30 days of notice to Landlord, Tenant shall have the right to terminate Lease.


               INSTALLATION OF SATELLITE BUSINESS TERMINAL SYSTEM

Tenant shall have the right to install a Satellite Business Terminal System and its components (hereinafter the "System") consisting of an outdoor electronics unit, an indoor electronics unit, an antenna, and IFL signal cable. Landlord shall have the right to reasonably approve the location and size of the System. All costs of installation, operation, maintenance and removal of the System shall be paid by Tenant, including the costs of repair for any damage to the Building caused by such installation, operation, maintenance or removal, except costs incurred by Landlord for pre- and/or post-installation inspections, or for any engineering services (such as drawings and structural certifications) performed by or for Landlord or Tenant due to work requested by Landlord which is beyond the work described in this Article 28 and/or beyond local code requirements. If such additional work expense is incurred by Tenant, Landlord agrees to reimburse Tenant the amount of the additional expense within fifteen
(15) days after receipt of evidence of such additional expense. Upon the expiration or earlier termination of the Lease, or any extension or renewal thereof, or in the event Tenant desires to remove the System, Tenant shall remove the System and repair any portion of the Building which was altered or damaged in connection with the installation, operation, maintenance, or removal of the System. All costs of removal of the System shall be paid by Tenant including, without limitation, the costs of repair for any damage to the Building caused by such removal. Tenant hereby agrees to indemnify and hold Landlord harmless from any damage, loss, liability, or cost (including increased insurance premiums) resulting from the installation, operation, maintenance, or removal of such System, including without limitation any damage to the roof or any other part of the Building caused by the antenna portion of the System, unless such damage, loss, liability or cost is caused by the negligence or misconduct of Landlord or anyone acting on behalf of Landlord. Tenant shall at all times own the System and shall insure the System against hazard and for liability. Tenant shall keep the System and the Building free of mechanic's liens arising out of the installation thereof.


                                 RENEWAL OPTION

Tenant shall have two (2) separate options to renew this Lease (respectively the "First Renewal Term" which shall be for 132 months and the "Second Renewal Term" which shall be for 120 months). Tenant will notify the Landlord of its intention to renew at least 180 days prior to the end of the initial Term of this Lease or the First Renewal Term, as the case might be. The rental rate for the First Renewal Term and for the Second Renewal Term shall be negotiated in good faith by the parties but in any event shall be limited to the increase in the Consumer Price Index for the relevant geographic area based on the commencement date of each expiring lease term. In the event the parties have not agreed on a rental rate for any such renewal term at least 60 days prior to the end of the then expiring term, the parties shall submit the issue of the rental rate to arbitration pursuant to the then existing rules of the American Arbitration Association on an expedited basis. In the event no determination has been made by the time of commencement of the renewal term, Tenant shall continue to pay the rent required by the terms of the expired term until such determination has been made. Upon such determination, any arrearage in rent shall be paid by Tenant within 10 days.

                                     SIGNAGE

It is agreed that Tenant may install and maintain the following signage:

(i)  Its corporate name on the building directory;

(ii) Its corporate name and/or logo on the exterior of the building, subject to the reasonable approval of the Landlord;

(iii) Its corporate name and/or logo on a multi tenant monument sign; and

(iv) Its corporate name and/or logo in the building lobby.

The location and size of all signage shall be reasonably approved by Landlord and Tenant and will be subject to local zoning codes. Tenant will be responsible for all costs of installing and maintaining such signage.


                                     PARKING

Parking shall be free and in common for the Building's tenants. No tenant shall have the right to occupy for its use or its customers' use more than five (5) parking spaces per one thousand (1,000) square feet of rented space.


                      SECURITY/AFTER-HOURS BUILDING ACCESS

Tenant will have access to the Premises at all times. Doors for client access will remain open at least during the hours of 8 a.m. - 9 p.m. Monday through Friday, and 8 a.m. - 5 p.m. Saturdays, customary holidays excepted. Landlord will provide Tenant with means satisfactory to Tenant, for client access before 8:00 a.m. each day, after 9:00 p.m. on weekdays and after 5:00 p.m. on Saturdays and on all holidays. Landlord may install an intercom system near the building's front door which is connected to the Premises, thus allowing Tenant's visitors to request admittance to the office during non-building hours.


                                    BROKERAGE

Each party warrants that it has had no dealings with any real estate broker or agent in connection with the negotiation or execution of this Lease except Charles A. Ruhl, Jr. and/or Ruhl & Ruhl Commercial Company (the "Brokers"). Landlord agrees to pay any brokerage commission due to the Brokers in accordance with a separate agreement between Landlord and the Brokers. Landlord hereby agrees to indemnify and hold Tenant harmless from and against any and all costs, expenses and liabilities for commissions and other compensation claimed by any broker or agent in connection herewith. Tenant hereby agrees to indemnify and hold Landlord harmless from and against any and all costs, expenses and liabilities for commissions and other compensation claimed by any broker or agent other than the Brokers.


                         AMERICANS WITH DISABILITIES ACT

Landlord warrants and represents that the Building, Premises, building systems and common areas of the Building meet the requirements of the Americans With Disabilities Act (ADA) and will be kept in compliance with ADA. Tenant shall comply with ADA as it applies to Tenant's design and particular manner of use of the Premises after the date hereof.


                                  MISCELLANEOUS

(a) It is agreed that the Tenant may place signs on the Building and upon the entrance to the Premises only with the prior written consent of the Landlord, which consent shall not be unreasonably withheld or delayed.

(b) It is agreed that the Landlord may promulgate reasonable rules and regulations, enforced in a non-discriminatory manner, with regard to the conduct of the Tenant, other tenants and their invitees within the Building and its grounds provided that such rules and regulations shall not increase Tenant's monetary obligations under this Lease. In the event of any conflict between said rules and regulations and the terms and conditions of this Lease, the terms and conditions of this Lease shall prevail.

(c) Wherever herein the prior written consent of the Landlord is required, the same shall not be unreasonably withheld or delayed.

(d) Landlord and Tenant agree that all provisions of this Lease shall be binding upon Landlord's and Tenant's successors, personal representatives, heirs, executors, receivers, devisees, administrators, legatees, and assigns of the parties hereto.

(e) The captions throughout this Lease are inserted as a matter of convenience only and in no way confine, limit, or describe the scope or intent of any Article of this Lease.

(f) The consent of either party to any variation of the terms of this Lease, or the receipt by Landlord of Rent with the knowledge of any breach, shall not be deemed to be a waiver as to a subsequent breach of such term, nor shall any waiver be claimed as to any provision of this Lease unless the same be in writing, signed by the party to be charged with the waiver, or the party's authorized agent.

(g)  This Lease contains the entire agreement between the parties.

(h) If any terms or provisions of this Lease or any application thereof shall be invalid or unenforceable, then the remaining terms and provisions of this Lease and any other application of such term or provisions shall not be affected thereby.

(i) In the event it is necessary for either party to this Lease to retain an attorney to enforce any covenant, condition, or provision hereof, it is agreed that the prevailing party shall be entitled to recover, in addition to any damages proven, its reasonable attorney fees.


                               RIDERS AND EXHIBITS

The Riders and Exhibits (A-__) to this Lease, shall be deemed incorporated by reference and made a part of this Lease.


                               OPTION TO PURCHASE

(a) Throughout the term hereof, including any renewals, Tenant shall have the first right to purchase the Building and Property at a mutually agreeable price (such price to include real estate and personal property owned by Landlord and utilized in the operation of the Building and Property, including but not limited to equipment and furnishings) prior to any offering of the Building and Property for sale by Landlord. Landlord shall have no obligation to sell to Tenant until Landlord has determined to offer the Building and Property for sale. If Landlord has made such determination, it shall notify Tenant by written notice and Landlord and Tenant shall have twenty one (21) days to agree on a price. Once such price has been determined, Tenant shall purchase the Building and Property within sixty (60) days therefrom and Landlord shall convey good and marketable title to Tenant free and clear of liens and encumbrances (excepting tenant leases) and shall deliver to Tenant a Bill of Sale for all personal property. All other customary and ordinary requirements of such conveyance including proration of real estate and personal property taxes shall be determined and followed in accordance with the custom and practice then existing in Rock Island County, Illinois. At any time prior to the expiration of twenty one (21) days from Landlord's notice of its determination, Tenant may elect to purchase the Building and Property by written notice to Landlord. In the event Landlord and Tenant cannot agree on a price during such twenty one (21) day period, the right of Tenant to purchase such Building and Property pursuant to this sub-paragraph (a) shall expire.

(b) In the event that Tenant has not purchased the Building and Property pursuant to sub-paragraph (a) above and in the event Landlord has received a Bona Fide Offer to purchase the Building and Property during the term hereof, including any renewals, Landlord shall give written notice to Tenant along with a true and correct copy of the Bona Fide Offer. Within twenty one (21) days therefrom, Tenant may purchase the Building and Property at the price and upon the same terms and conditions contained in the Bona Fide Offer by providing Landlord with written notice of Tenant's intent to so purchase. Landlord will not accept a Bona Fide Offer unless same is specifically conditioned upon those rights of Tenant contained in this sub-paragraph (b). "Bona Fide Offer" shall be an offer made in writing by a person or entity that is not related to or affiliated with Landlord and which offer Landlord intends to accept. Tenant's election not to exercise the rights of Tenant contained in this sub-paragraph (b) shall not waive Tenant's rights hereunder as to any further Bona Fide Offer.

(c) Landlord represents that it is an Iowa Limited Liability Company owned by Charles Ruhl, Jr. and Kent Pilcher (Ruhl & Pilcher) and that this Lease and the Building and Property will be transferred to Velie-Plantation Holding Company, L.C. within six (6) months of the execution of this Lease. Within thirty (30) days of transfer, Tenant or its parent corporation shall have the right to acquire an ownership interest of twenty percent (20%) of such Limited Liability Company for the amount of Two Hundred Twenty Thousand Dollars ($220,000.00), subject to obtaining any required regulatory approval, by delivery of written notice and payment of the purchase price within thirty (30) days from such notice.


                         FURTHER OBLIGATIONS OF LANDLORD

Landlord acknowledges that certain agreed upon improvements to the Premises, Building and Property have not been completed. Landlord agrees that it will undertake reasonable efforts to perform the following in an acceptable and suitable manner and at its sole cost:

1.   Install a lobby chandelier by September 30, 1998.

2.   Construct a garden area in the south parking lot as soon as is reasonable.

3. Commence construction of a monument sign near the Seventh Street entrance by September 30, 1998.

4. Restore fireplace in library (Board Room) to working order if feasible and allowable under the applicable building codes by December 31, 1998.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease or caused this Lease to be executed by their duly authorized representatives as of the date set forth above.

AGREED AND ACCEPTED                              AGREED AND ACCEPTED

LANDLORD                                               TENANT
KAIZEN COMPANY OF AMERICA, L.C.            QUAD CITY BANK & TRUST COMPANY



By:                                                          By:
Title:                                                       Title:
Name:                                                        Name:

STATE OF ___________________ )

COUNTY OF _________________ )

I,   ___________________________________  ,  a  Notary  Public  for  the  County
aforesaid     in    the     State     of     _______     do     certify     that
_____________________________________________        whose       name,        as
____________________________   of   ______________________   is  signed  to  the
foregoing Lease.

Given under my hand and official seal this ______ day of ________________ , 19___.

My term of office expires the ____ day of ______________, 19____.


                                                              Notary Public


STATE OF ___________________ )

COUNTY OF _________________ )

I,  _______________________________________  , a Notary  Public  for the  County
aforesaid in the State of , do certify that ________________________________ whose name, as ________________________________ of ______________________ is
signed to the foregoing Lease.

Given under my hand and official seal this ______ day of ____________ , 19___.

My term of office expires the ____ day of ______________, 19___.


                                                              Notary Public

                                   EXHIBIT "A"
                                    Premises

                                   EXHIBIT "B"
                                Legal Description